SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 29, 2005

                          BIOACCELERATE HOLDINGS, INC.

               (Exact name of issuer as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

                        Commission file number: 333-43126
                            (Commission File Number)

                                   87-0650219
                        (IRS Employer Identification No.)

                   19th Floor, 712 Fifth Avenue, New York, NY,
                   10019-4108 (Address of principal executive
                                    offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 897-6849

                                       N/A
          (Former name or former address, if changed since last report)

ITEM  4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

As of April 29, 2005, the Registrant has appointed new auditors. Registrant terminated F E Hanson Limited as the company's auditor.

Registrant provided F E Hanson Limited, the former accountant, with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission ("SEC") and requested that F E Hanson Limited furnish the Registrant a letter addressed to the SEC stating if F E Hanson Limited does not agree with the representations made within this report 8-K. The decision to change auditors was approved by the Board of Directors. The former accountant only acted for the Registrant from November 2004. The prior accountant did not render any report on the financial statements for the past two years which contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and any subsequent interim period preceding the termination there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Simultaneously with the termination of its relationship with F E Hanson Limited., Registrant retained Stark, Winter, Schenkein, & Co., LLP, as registrant's independent auditors. Stark, Winter, Schenkein, & Co LLP's address is 7535 East Hampden Avenue, Suite 109, Denver, CO, 80231

The Registrant's Board of Directors approved the appointment of Stark, Winter, Schenkein, & Co LLP as the Registrant's independent accountants on April 29, 2005.

During the most recent fiscal year and subsequent interim period, Registrant has not consulted with Stark, Winter, Schenkein, & Co LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

16.2. Registrants letter to Accountants dated April 28, 2005

16.3 Registrants letter to Accountants dated April 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BIOACCELERATE HOLDINGS, INC.,
                        A Nevada corporation (Registrant)


DATE: April 29, 2005                         BY: /S/ Linden Boyne
                                                --------------------------------
                                                Chief Financial Officer


                                  Exhibit Index

16.2 Registrants letter to Accountants dated April 28, 2005

16.3 Registrants letter to Accountants dated April 29, 2005